DG EQUITY FUND
DG OPPORTUNITY FUND
DG INTERNATIONAL EQUITY FUND
DG LIMITED TERM GOVERNMENT INCOME FUND
DG GOVERNMENT INCOME FUND
DG MUNICIPAL INCOME FUND
 (Portfolios of DG Investor Series)
-------------------------------------------------------------------------------
Supplement to the Combined Prospectus dated June 30, 1997

Effective August 1, 1997, DG Equity Fund, DG Opportunity Fund, DG International Equity Fund, DG Limited Term Government Income Fund, DG Government Income Fund and DG Municipal Income Fund (the "Funds") will, pursuant to the existing Shareholder Services Plan, accrue and pay shareholder services fees of 0.15% of each Fund's average daily net assets.

Effective July 21, 1997, Womack Asset Management, Inc. (the "sub-adviser") became the sub-adviser to DG Opportunity Fund (the "Opportunity Fund"). Under the terms of the Sub-Advisory Agreement between ParkSouth Corporation (the "Adviser") and the sub-adviser, the sub-adviser will determine whether to purchase or sell securities for Opportunity Fund, and upon making any purchase or sale decision for Opportunity Fund, will place orders for the execution of such portfolio transactions.

For its services under the Sub-Advisory Agreement, the sub-adviser receives a monthly fee based on the average daily net assets of Opportunity Fund under management by the sub-adviser during the preceding month, as described below. The sub-advisory fee shall be the sum of: 0.32% of the average daily net assets up to $50 million; 0.075% of the average daily net assets in excess of $50 million and up to $70 million; and 0.25% of the average daily net assets in excess of $70 million. The sub-advisory fee will be accrued daily, and for any period in which the sub-adviser provides portfolio management services for less than one full month, the sub-advisory fee will be prorated by the number of days of the month during which the services were rendered.

Womack Asset Management, based in Jackson, Mississippi, is a registered investment adviser formed in 1997 by William A. Womack, who also became the portfolio manager for Opportunity Fund on July 21, 1997, replacing Gerald L. White. Mr. Womack, until February 1997, had been Senior Vice President and Trust Investment Officer of Deposit Guaranty National Bank ("DGNB"), which is the parent corporation of the Adviser and which, prior to March 1, 1997, was the adviser to the Funds. From March 1984 to August 1994, Mr. Womack served as portfolio manager of Opportunity Fund's predecessor, a common trust fund, formerly managed by DGNB. Mr. Womack was Opportunity Fund's portfolio manager from

August 1994 to February 1997, and DG Municipal Income Fund's portfolio manager from December 1992 to February 1997. In February 1997, Mr. Womack left DGNB in order to establish and operate the sub-adviser.





                                                                   July 24, 1997

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        Cusip 23321N301 Cusip 23321N400 Cusip 23321N103 Cusip 23321N509 Cusip
        23321N202 Cusip 23321N806 G01258-15 (7/97)
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DG U.S. GOVERNMENT MONEY MARKET FUND
(A Portfolio of DG Investor Series)
--------------------------------------------------------------------------------
Supplement to the Combined Prospectus dated June 30, 1997

Effective August 1, 1997, DG U.S. Government Money Market Fund (the "Fund") will, pursuant to the existing Shareholder Services Plan, accrue and pay shareholder services fees of 0.15% of the Fund's average daily net assets.





                                                                   July 24, 1997

[GRAPHIC OMITTED]

        Cusip 23321N608
        G01258-16 (7/97)
[GRAPHIC OMITTED]